REEVES


                                  REEVES INDUSTRIES, INC.


        JAMES W. HART, JR.                                  1120 POST ROAD
        PRESIDENT AND                                       DARIEN, CT. 06820
        CHIEF EXECUTIVE OFFICER                             (203) 655-6855



                                            January 27, 1993




             V. W. Lenoci
             99 Stratford Road
             Asheville, North Carolina 28804

                            Re:  Employment Agreement

             Dear Bill:

                        This will confirm that the Employment Agreement,
             dated as of November 1, 1991, between Reeves Brothers, Inc. and you, is amended in that Number 5, Additional Fringe Benefits, will read as follows:

                    5. Financial and Tax Planning Costs up to
                       $10,000, including taxes.

             All other terms of the Employment Agreement will remain the same.

                     Please indicate your agreement to the foregoing by
             executing the attached copy of this letter and returning it to me.

                                            Sincerely,

                                        /s/ James W. Hart, Jr.




             Agreed to:

             /s/ V. W. Lenoci


             V. W. Lenoci


             May 18, 1993

                          EMPLOYMENT AGREEMENT
                            Vito W. Lenoci


                   EMPLOYMENT AGREEMENT dated as of November 1, 1991, between REEVES BROTHERS, INC., a Delaware corporation having its principal place of business at Highway 29 South, Post Office Box 1898, Spartanburg, S.C. 29304 (the "Employer") and Vito W. Lenoci residing at 99 Stratford Road, Asheville, N.C. 28804 (the "Employee").

                   WHEREAS, the Employer desires to obtain the services of the Employee on the terms and conditions hereinafter stated, and the Employee is willing to furnish his services on such terms and conditions;

                   NOW, THEREFORE, the parties agree as follows:

                    1.   Employment.       The  Employer hereby employs  the
       Employee in the position designated in Paragraph 6, and the Employee hereby accepts such employment on the terms and conditions hereinafter set forth.

                   2.   Term. Subject to the provisions  for    earlier
       termination as hereinafter   provided in   Paragraph   7   of    this
       Agreement, the term  of this Agreement shall  be   five   (5)   years,
       unless extended as set forth   below, commencing   on   November   1,
       1991 and ending October 31, 1996.   The Term   of   this   Agreement
       shall  be  automatically  extended for two one-year   periods   unless
       on  or  before  a  date  120 days prior to the end of the original
       termination   date,   or   any subsequent termination date,  the
       Employer or Employee provides written notice to the other party that they do not intend to extend the Agreement.

                   3.   Compensation. For all services  rendered   by   the
       Employee under this Agreement and for the agreements of the Employee contained in Paragraphs 8 and 9, the Employer shall during the Employment Term compensate the Employee as follows:

                    (a) Base Salary. The Employer shall during the Employment Term pay the Employee a base salary of $229,000 per year, payable in equal semi-monthly installments on the fifteenth
       and last days of each month.   Such  Base Salary shall be subject
       to adjustments pursuant to the Employer's salary administration program.

                   (b) Incentive Compensation. In addition to the foregoing base salary, the Employee shall receive additional compensation as provided under the Employer's Management Incentive Bonus Plan of the Employer for its Corporate and Divisional Officers, as in effect from time to time pursuant to resolutions adopted by the Board of Directors of the Employer, or any successor thereto.








                  4. Expenses. The Employee shall be entitled to receive reimbursement for reasonable out-of-pocket expenses incurred in connection with the performance of the Employee's duties hereunder upon presentation from time to time of itemized accounts of, and customary receipts for, such expenses.

                 5.    Benefits.      During the Employment Term, the
      Employee shall receive benefits as described in Exhibit A hereto and such other general and specific benefits which shall not be less than those generally provided to Employees in the position and status of Employee by the Employer on November 1, 1991. The Employee shall be furnished office space, working facilities, secretarial and other services and facilities suitable to his position and adequate for the performance of his duties. The
      Employee shall be entitled each year during the Employment Term to a vacation of four weeks, during which time his compensation will be paid in full.

                 6.    Duties.  The Employee shall be employed as
      President and Chief Executive Officer of the Industrial Coated
      Fabrics Division of the  Employer  and  in  such  capacity  as  may  be determined by the Board of Directors of Employer, and shall have the authority and powers to perform all duties as are customary
      to  such  offices,  subject  to  the  control  and  direction  of   the
      Board of Directors of the Employer.          The  Employee  shall   also
      serve  as  a  director  of  the  Employer,  Reeves   Industries,   Inc.
      ("Reeves  Industries")  and  any  of  their  respective   subsidiaries,
      if  elected  by  the  shareholders  or  appointed  by  the   Board   of
      Directors of the particular corporation. The Employee agrees to use his best efforts, skill and experience in connection with his
      employment,      shall   devote    faithful     service,      including
      substantially  all  of  his  business  time  and  attention,  to   such
      employment and shall not engage in any activity of any nature whatsoever which would in any way materially interfere with his
      so  devoting  his  service,  business  time  and   attention   to   his
      duties hereunder.

                 7. Termination of Employment Prior to Expiration of the Employment Term. This Agreement may be terminated prior to
      the end of the   Employment Term, as set forth below.

                 (a)   Death.     In  the  event  of  the   Employee's   death
      during  the  Employment  Term,  all   of   the   obligations   of   the
      Employer hereunder shall be terminated as of the last day of the month in which death occurs, except that Employer shall pay to the Employee's estate for one year from the date of death, the
      Base   Salary    payable   to  the   Employee  pursuant  to   Paragraph
      3 (a)  hereof  (as  the  same may  have  been  adjusted  from  time   to
      time).

                 (b)  Disability.  In  the  event  that  the  Employee  shall
      be unable  to  perform  his duties  during  the  Employment  Term   by
      reason  of  any adjudicated incompetency  or  permanent   disability,
      the Employer may, on thirty (30) days' written notice, terminate this Agreement. Permanent disability shall have the meaning set forth in the definition of total permanent disability (or such term having similar import) contained in any disability insurance policy purchased by the Employer to cover the Employee and an
      Employee shall be considered permanently disabled  for  purposes  of
      this  Agreement  when  so  considered  by  the   insurance   company
      obligated under such policy. In addition, regardless of whether any such policy is in force at the applicable time, permanent
      disability  shall  mean  the  inability  of  an  Employee   due   to
      accident  or  illness  to  perform  full  time  active  services  on behalf of the Employer (x)  for  a  continuous  one-year  period  or
      (y) if a medical doctor shall certify to the satisfaction of the Board of Directors of the Employer that such inability shall continue for at least one year after the date of such accident or illness. In the event of such termination by reason of the
      Employee's illness or incapacity, the Employer shall pay to the Employee or the Employee's estate for the shorter of (i) 215 days
      from  the  date  of  termination  or  (ii)  the  remainder  of   the
      Employment Term, the Base Salary payable to  the  Employee  pursuant to Paragraph 3(a) hereof (as the same may have  been  adjusted  from
      time to time).      Any  payment  hereunder  may  be  funded  by  the
      Employer through disability insurance paid for by the Employer.

                (c)  Acts Not in the Best Interests of the Employer.
      The Employer shall have the right to terminate this Agreement upon a finding by the Employer's Board of Directors that the Employee has acted in a manner which is not in the best interests
      of the Employer.    In the event of such termination by reason  of
      the Employee's acting in a manner which is not in the best
      interests  of  the  Employer,  the   Employee   shall receive no
      compensation or benefits (except as required by law) after the date of termination.

                (d)  Right  of  the  Employer  to  Terminate   for   Other
      Reasons.    The Employer shall  have  the  right  to  terminate  this
      Agreement for any other reason in addition to those specified in subparagraphs (a) , (b) and (c) of this Paragraph 7 upon the
      giving of sixty (60) days' written notice to the Employee.        In
      the event of such termination by the Employer other than pursuant to subparagraphs (a), (b) and (c) of this Paragraph 7, the
      Employer shall pay to the Employee or the Employee's estate for the remainder of the Employment Term, the Base Salary payable to the Employee pursuant to Paragraph 3(a) hereof (as the same may have been adjusted from time to time), reduced by an amount equal
      to  any  compensation  received  during  such   remainder   of   the
      Employment  Term,  as  the  case  may  be,  by   the   Employee   in
      connection with any new employment.

                (e) Right of the Employee to Terminate this Agreement. Subject to the provisions of paragraph 8 hereof, the Employee shall have the right to terminate this Agreement for any reason upon the giving of sixty (60) days' written notice to the

      Employer. In the event of such termination by the Employee, the Employee shall be entitled to no further compensation or benefits (except as required by law) under this Agreement after the date of termination.

                 8.   Restrictive  Covenants.  During  the  Employment   Term
      the  Employee  shall  not  directly   or   indirectly   own,   manage,
      operate, control, be employed  by,  participate  in,  or  be  connected
      in  any  manner  with   the   ownership,   management,   operation   or
      control  of  any  business  other   than   the   Employer   or   Reeves
      Industries  and  their  respective  subsidiaries.  The  Employee   may,
      without  being  deemed  to  violate   any   provision   hereof,   serve
      during  the  Employment  Term  on  the  boards  of  banks,  charitable,
      civic  or  social  organizations  and  acquire  not  more   than   five
      percent   (5%)   of   the   outstanding   shares    of    publicly-held
      corporations.     Notwithstanding  anything  to  the   contrary   herein
      contained,  the  ownership,  management,  control  or   operation   of,
      employment by, participation in,  or  any  other  connection  with  the
      ownership,  management,  operation  or  control  of  any  business   by
      any member of the Employee's  family  shall  not  be  deemed  to  cause
      Employee to be in violation of any provision hereof.       During   a
      period of one  year  following  termination  of  Employee's  employment
      under  this  Agreement,  the  Employee  shall  not  (i)   directly   or
      indirectly,  as  employee,  officer,  director,  stockholder,   partner
      or  otherwise,  own,  manage,  operate,  control,   be   employed   by,
      participate  in,  or   be   connected   in   any   manner   with,   the
      ownership,  management,  operation  or  control  of  any  business   or
      enterprise which is in competition with any business carried on, or in active contemplation of being carried on, by the Employer,
      Reeves Industries  or  any  of  their  subsidiaries  or  affiliates  at
      such  time;  provided,  however,  that  ownership  of  not  more   than
      five percent (5%) of the outstanding shares of a publicly-held corporation shall not be deemed to violate any provision hereof;
      (ii)  directly  or  indirectly  employ,  retain   or   negotiate   with
      respect  to  employment  or  retention   of   any   person   whom   the
      Employer,  Reeves  Industries,  or  any  of   their   subsidiaries   or
      affiliates  has  employed   or   retained;   or   (iii)   directly   or
      indirectly  sell,  offer  to  sell,  or  negotiate  with   respect   to
      orders  or  contracts  for,  any  product  or  service  similar  to   a
      product or service now sold or offered by the Employer, Reeves Industries, or any of their subsidiaries or affiliates to or with anyone with whom the Employer, Reeves Industries, or any of their subsidiaries or affiliates has so dealt. In connection with the
      foregoing  restrictive  covenant,  Employer  shall  continue   to   pay
      Employee   the  Base   Salary   payable   to   Employee   pursuant   to
      paragraph  3 (a) (as the same may  have  been  adjusted  from  time  to time). Notwithstanding anything in the foregoing to the contrary, the aforesaid restrictions on the Employee shall not apply for periods after termination of employment if the Employee's termination resulted from wrongful discharge by the
      Employer or from the Employee's resignation by reason of  the
      Employer' s material wrongful act or material violation of this Agreement, provided that the Employer has not cured such wrongful discharge, wrongful act or wrongful violation within thirty (30)
      days after notice thereof by the Employee.         The   restrictive
      covenants  of  this  paragraph  shall  apply  for  one  year   after
      termination of employment without payment of any compensation if Employee terminates his employment pursuant to paragraph 7(e) or if Employee is terminated pursuant to  paragraph  7  (c)  .  In  the event of an actual or threatened breach by the Employee of the provisions of this paragraph, the Employer shall be entitled to an injunction restraining the Employee from owning, managing, operating, controlling, being employed by, participating in, or being in any way so connected with any such business or from
      soliciting  employees  or  customers  of  the  Employer  as   herein
      provided. Nothing herein stated shall be construed as prohibiting the Employer from pursuing any other remedies available to the Employer for such breach or threatened breach, including the recovery of damages from the Employee.

                9. Disclosure of Information. The Employee recognizes and acknowledges that the lists of the Employer's customers, suppliers, formulas, processes and other confidential information (collectively "Confidential Information") as they may exist from time to time, are valuable, special, and unique assets of the Employer's business. The Employee agrees that he will not, during or at any time after the Employment Term, intentionally disclose any Confidential Information, to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, except as may be authorized by the Employer's Board of Directors. In the event of a breach or threatened breach by the Employee of the provisions of this paragraph, the Employer shall be entitled to an injunction restraining the Employee from disclosing, in whole or in part, any Confidential Information, or from rendering any services to any person, firm, corporation, association or other entity to whom such Confidential Information, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein shall be construed as prohibiting the Employer from pursuing any other remedies available to the Employer for such breach or threatened breach, including the recovery of damages from the Employee.

                10. Notices. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and if sent by registered mail to the addresses of the parties set forth above or to such other addresses as may subsequently be furnished in writing by one party to the other.

                11. Waivers. The waiver by either party hereto of any breach or requirement of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach or requirement by such party, whether similar or different.

                12.  Assignment.     The  rights  and  obligations  of  the
      Employer under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Employer.
      In the event of merger, consolidation or liquidation of the Employer, or in the event of a sale or transfer of substantially all the operating assets of the Employer to any other person, firm, corporation, association or other entity, the provisions hereof shall inure to the benefit of, and be binding upon, the surviving corporation or such purchaser or transferee, as the
      case may be.    Any assignment of this Agreement  by  the  Employer
      shall not relieve or release the Employer from any of its obligations set forth herein.

                13.  Entire Agreement.     This  Agreement  contains  the
      entire agreement of the parties with respect to the subject matter hereof, and all prior and other agreements between them, oral or written, concerning the same subject matter are merged
      into this Agreement.      Any  prior  agreement  relating  to   the
      employment of Employee by Employer is terminated as of the effective date hereof.

                14. Amendments. This Agreement may not be amended or modified except by a writing executed by the Employer and the Employee.

                15.  Governing Law.    This Agreement shall  be  governed
      by and construed and enforced in accordance with the laws of the State of North Carolina.

                IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                                         REEVES BROTHERS, INC.


                                         By /s/ James W. Hart, Jr.
                                            Executive Vice President

                                            /s/ Vito W. Lenoci
                                            Employee: Vito W. Lenoci

                                                  Exhibit A to
                                                  Employment Agreement
                                                  of Vito W. Lenoci




                              Additional Fringe Benefits



           1.   Supplemental Executive Retirement Plan (SERP for 401(A)(17))

           2.   Annual Physical

           3.   Medical Reimbursements

           4.   Spouse Travel on Selected Business Trips

           5. Financial and Tax Planning Costs up to $5000, including taxes